 An

nual Shareholder Meeting Presentation May 11, 2016

Certain statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements that address future operating performance, the economy, events or developments that management expects or anticipates will or may occur in the future, including statements related to distributor channels, volume growth, revenues, profitability, new products, adequacy of funds from operations, cash flows and financing, and our ability to continue as a going concern. Words such as “aim,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “may,” “will,” “can,” “plan,” “predict,” “could,” “future,” variations of such words, and similar expressions identify forward-looking statements, but are not the exclusive means of identifying such statements and their absence does not mean that the statement is not forward-looking. Forward-looking statements are based on the opinions and estimates of management based on current information and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements as a result of various important factors, including factors described in Jones Soda's current and periodic reports filed with the Securities and Exchange Commission, including its most recent annual report on Form 10-K filed on March 24, 2016. You are cautioned not to place undue reliance upon these forward-looking statements, which speak only as to the date of this presentation. Except as required by law, Jones Soda undertakes no obligation to update any forward-looking or other statements in this presentation, whether as a result of new information, future events or otherwise.

Agenda

1.Review of the Industry

2.2015 & Q1 2016 Financial Results – Jones Soda Co.

3.Review of the Brand Portfolio

4.2016 Sales & Marketing Initiatives

REVIEW OF THE INDUSTRY

Industry Facts

Global Liquid Refreshment Beverages

$1 Trillion Dollar Industry (130 Billion Cases)

CSDs

Other (RTD Tea & Coffee, Water, Juice, Sports Drinks, etc.)

Industry Facts

US Liquid Refreshment Beverages

(15.8 Billion Cases)

CSDs

Other (RTD Tea & Coffee, Water, Juice, Sports Drinks, etc.)

Industry Facts – Size is $79.0 Billion

U.S. CSD Industry Volume Changes

Industry Response to CSD Declines

•Innovation in sweeteners that allow for production of better tasting and naturally sweetened diet and low calorie beverages

•Innovative packaging, new pack sizes

•Consumers are more health conscious, but taste matters!

•Non-carbs, water and specialty category such as craft sodas increasing while CSD’s decreasing

U.S. CSD Industry Volume Changes

Beverage Industry – Craft Sodas Bust Out!

•Craft sodas currently make up 1% of total CSD category

•Craft Soda category increases 30% in 2014 and 34% in 2015

•Opportunities exist in CSD category to strengthen brand trust, authenticity, and experience, particularly through trending natural and craft CSD segments

•Craft CSDs have potential to peak interests similar to craft beer segment, offering consumers artisanal beverages that support local communities and provide complete taste experience with premium ingredients, unique flavors and/or small batch quantity

Industry Characteristics

•U.S. beverage industry significant size; CSDs alone $79.0 Billion

•Overall yearly declines of CSDs in past decade; rate of decline has slowed

•Larger players coming into the craft premium soda market

•Energy drinks dominated by few, continue to show strong results

•Health & Wellness continues to be an increasing trend

•A very large industry that has room for niche players

2015 FINANCIAL RESULTS

Jones Soda Co. Key Financial Highlights From 2015

•Finalized the turnaround of the business and set up the company to focus on profitability and sales growth into 2016

•Operating under a sustainable cost structure

•Achieved 1st year of case volume growth (3%) in 2015 since 2007

•Canadian dollar weakened significantly in 2015; flat exchange rate would have provided additional revenue growth year over year

•Company strategic plan sets company up to deliver on mission statement of profitable sales growth

Financial Summary for 2007-2015

$(20,000,000)

$(10,000,000)

$-

$10,000,000

$20,000,000

$30,000,000

$40,000,000

$50,000,000

2007 2008 2009 2010 2011 2012 2013 2014 2015

JONES SODA CO.®

Financial Data Comparison - Years Ended 2011 - 2015

	Year Ended December 31,				
	2011	2012	2013	2014	2015
Sales	$17.4M	$16.4M	$13.7M	$13.6M	$13.6M
Cases	1.30M	1.19M	1.04M	1.01M	1.04M
Gross Profit	$4.3M	$4.5M	$3.3M	$3.0M	$3.2M
Gross Margin %	24.70%	27.40%	23.80%	22.20%	23.90%
Operating Expenses	$11.5M	$7.3M	$5.1M	$4.8M	$4.0M
Operating Loss	($7.2M)	($2.8M)	($1.8M)	($1.8M)	($0.8M)
Net Loss	($7.2M)	($2.9M)	($1.9M)	($1.5M)	($1.1M)

**Jennifer Cue appointed CEO mid-year 2012*

Independent Since '96

EST. '96 IT'S OUR 20TH BIRTHDAY!

Capitalization of Company

As of December 31, As of March 18,

2012 2013 2014 2015 2016 (3)

Outstanding Shares 38,530,416 38,710,416 40,972,394 41,314,894 41,314,894

Share Price $0.30 $0.48 $0.35 $0.38$ $0.68

Market Cap $11,559,125 $18,581,000 $14,340,338 $15,699,660 $28,094,128

CEO Ownership - Shares O/S (1)106,360 106,360 2,106,360 2,406,360 2,406,360

Warrants Outstanding (2)3,207,500 3,207,500 3,057,500 3,057,500 3,057,500

(1)	Jennifer Cue became CEO on June 27, 2012.
(2)	Warrant characteristics:

- Agreement entered into during 2/2012

- $0.70 Exercise Price.

- Term expires on 8/6/2017

(3) Information as of record date

Q1 2016 Results

Q1 2016 Q1 2015

Sales $4.3M $2.9M

Cases 0.39M 0.23M

Gross Profit $1.2M $0.7M

Gross Margin % 27.40% 25.60%

Operating Expenses $1.1M $1.0M

Operating Income (Loss) $66K ($229K)

Net Income $49K ($278K)

REVIEW OF THE BRAND PORTFOLIO

Product Line-Up

1.Jones Soda – Pure Cane Premium Soda

2.Jones Zilch – Zero Calorie version of Jones Soda

3.Jones Stripped – Natural Sparkling Beverage

4.Jones on Fountain – Jones Cane and Zilch on Fountain

5.7-Select® x Jones Soda – Co-Branded CSD

6.Lemoncocco – New Brand

Jones Soda Lineup

Jones Pure Cane Premium Soda

•Made with pure cane sugar

•Unique, colorful flavors as well as traditional flavors

•Eye –catching labels with ever-changing consumer submitted photos

•Glass bottle features convenient resealable cap

Traditional Flavors

Fun Flavors

Select flavors also available in 12oz cans

Jones Soda Zero Calorie Lineup

Jones Zilch Zero Calorie Soda

•Zero calorie Jones sweetened with Splenda

•Two refreshing flavors

•Convenient resealable caps

•Also available in 12 oz can for convenience and portability

Jones Soda Lineup

Jones Stripped

•All natural sparkling beverage - no artificial colors or preservatives

•Only 30 calories and 8 grams of sugar

•Made with proprietary blend of 3 natural sweeteners including pure cane sugar, organic agave syrup and Stevia

•Same great consumer-submitted photos on labels

•Convenient resealable cap

Distribution - DSD

Jones Independent Distributor Network

•Approximately 100 active distributor partners across North America in all 50 states

•All of Canada

•International distribution includes U.K., Ireland, Central America, South Africa

Key Jones Soda Retailers

Jones Soda Lineup

Jones Soda on Fountain

•Launched in February 2015

•Unique combination of traditional and fun flavors

•Sweetened with cane sugar (no HFCS)

•Custom equipment incorporates consumer submitted photos on equipment

•Amazing co-branded custom photo cup

7-Eleven USA Jones Partnership

•20 year relationship with 7-Eleven Canada

•7-Eleven USA building premium high quality private label program

•First premium co-branded product that 7-Eleven has created for its private label program; clear understanding of mutual millennial demographic Jones/7-Eleven

•Announcement of program February 18, 2016, rolling out into participating 7- Eleven stores across the nation

7-Select® x Jones

7-Select® x Jones

Social Media Response

New Brand - Lemoncocco

Official Launch January 2016

•New premium non-carbonated drink made with a delightful blend of Sicilian lemon and coconut flavors

•5 Ingredients, all natural

•Naturally light and refreshing, Lemoncocco is the perfect afternoon or weekend drink inspired by the distinctive lemon and coconut drink found in Rome

•Unique go-to-market strategy for the brand: Premium, Foodservice, Italian!

• We believe Lemoncocco represents a new category in the non-carbonated beverage industry

2016 SALES AND MARKETING INITIATIVES

Birthday Cake Soda

Celebrating Our 20th Birthday with Birthday Cake Soda!

•On line contests for monthly prizes, including birthday presents and soda

•Available as custom labeled flavor

Caps for Gear Consumer Program

Consumers Redeem Caps for Great Prizes, Including GoPro Camera!

Point of Sale

All New POS Items Highlight Jones Soda Made With Cane Sugar!

•Shoppable displays

•Statics

•Neck hangers

•Pole signs

•IRC coupons

•Price circle

•On premise items – coasters and door statics

Jones Soda Website and Online Presence

•Strong, active website engagement from loyal fan base

•Photo gallery with over 1.5M consumer submitted images!

•“myJones” custom labeled soda for special occasions such as birthdays, engagements, weddings, graduations….or just because its Jones Soda!

Social Media - Jones Soda At Its Best!

Social media and fan interaction through Facebook, Pinterest, Twitter, Instagram and YouTube with very high engagement rates!

Nearly one million Facebook fans!

Over 14,000 followers and 47,000 posts with #Jonessoda on Instagram

Over 16,000 followers on Twitter

Nearly 40 boards on Pinterest with over 1,300 pins

Partnership with FIAT

“Jonesin’ for a FIAT”

•Entering our 4th year of partnership between Jones Soda and FIAT USA

•North American photo contest to give away a FIAT 500x!

•FIAT 500 purchasers received a Limited Edition FIAT 4 pack of Jones Stripped

•Online and social media engagement

Young Audiences Young Audiences

•Serving over 5 million children and youth each year, Young Audiences provides funding for public schools that have had arts education funding decreased or eliminated

•With Young Audiences, Jones has created a photo curriculum to teach kids about photography

•Goal to expand and fund the curriculum for multiple cities across the nation

Fountain Point of Sale

Promotional Items Highlight Unique Fountain Offering!

Lemoncocco Marketing

Tent Cards, Umbrellas, Straws, Glasses, Shelf Talker, Cocktail Menu, Lemoncocco Car

Brand and Company Strengths

•Strong national brand awareness after 20 years

•Solid distributor and retailer relationships

•One of the original national premium craft sodas on the market

•Operating Expenses streamlined; more variable

•Recent new opportunities provide solid foundation for growth

•Brand and flavor innovation

•Solid portfolio of beverage products

•Strong social media presence with nearly one million Facebook fans… and counting!

•Strong tie to the Millennial demographic

Jones Soda Co. Mission Statement

“We create innovative products that celebrate the individuality of our consumers and ourselves in a responsible and profitable way.

Q&A